Exhibit 99.2

Ovintiv Inc.

Interim Selected Financial Information

(unaudited)

For the period ended September 30, 2026

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions, except per share amounts)	2026	2025	2026	2025

Revenues
Product and service revenues	$2,215	$1,731	$6,733	$5,460
Sales of purchased product	343	289	1,274	1,149
Gains (losses) on risk management, net	27	26	86	97
Sublease revenues	17	20	54	55
Total Revenues	2,602	2,066	8,147	6,761

Operating Expenses
Production, mineral and other taxes	59	72	219	232
Transportation and processing	481	452	1,492	1,285
Operating	201	220	611	644
Purchased product	333	278	1,240	1,120
Depreciation, depletion and amortization	550	545	1,630	1,646
Impairments	-	141	1,485	871
Accretion of asset retirement obligation	7	7	21	21
Administrative	94	78	332	247
Total Operating Expenses	1,725	1,793	7,030	6,066
Operating Income (Loss)	877	273	1,117	695

Other (Income) Expenses
Interest	75	91	279	283
Foreign exchange (gain) loss, net	4	(7)	25	25
(Gain) loss on divestitures, net	-	-	337	-
Other (gains) losses, net	(6)	(3)	(40)	(11)
Total Other (Income) Expenses	73	81	601	297
Net Earnings (Loss) Before Income Tax	804	192	516	398
Income tax expense (recovery)	255	44	141	102
Net Earnings (Loss)	$549	$148	$375	$296

Net Earnings (Loss) per Share of Common Stock
Basic	$2.01	$0.58	$1.37	$1.14
Diluted	1.99	0.57	1.36	1.13
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	273.2	256.2	273.8	258.6
Diluted	275.4	258.1	276.4	260.8

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2026	2025	2026	2025

Net Earnings (Loss)	$549	$148	$375	$296
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	5	(73)	(180)	129
Pension and other post-employment benefit plans	(1)	(1)	(3)	(3)
Other Comprehensive Income (Loss)	4	(74)	(183)	126
Comprehensive Income (Loss)	$553	$74	$192	$422

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	September 30,	December 31,
(US$ millions)	2026	2025

Assets
Current Assets
Cash and cash equivalents	$176	$35
Accounts receivable and accrued revenues (net of allowances
of $6 million (2025: $6 million))	1,469	1,128
Investment in marketable securities	-	245
Risk management	248	86
Income tax receivable	27	29
	1,920	1,523
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	60,995	70,133
Unproved properties	858	434
Other	943	864
Property, plant and equipment	62,796	71,431
Less: Accumulated depreciation, depletion and amortization	(49,117)	(57,187)
Property, plant and equipment, net	13,679	14,244
Other Assets	1,436	1,299
Risk Management	224	4
Deferred Income Taxes	26	744
Goodwill	2,319	2,576
	$19,604	$20,390

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$2,012	$1,861
Current portion of operating lease liabilities	133	117
Income tax payable	19	5
Risk management	121	2
Current portion of long-term debt	-	810
	2,285	2,795
Long-Term Debt	3,588	4,392
Operating Lease Liabilities	1,238	1,105
Other Liabilities and Provisions	223	100
Risk Management	-	13
Asset Retirement Obligation	383	388
Deferred Income Taxes	284	402
	8,001	9,195

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2026 issued and outstanding: 270.3 million shares (2025: 253.3 million shares)	3	3
Paid in surplus	8,245	7,779
Retained earnings	2,565	2,440
Accumulated other comprehensive income	790	973
Total Shareholders’ Equity	11,603	11,195
	$19,604	$20,390

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(US$ millions)	2026	2025	2026	2025

Operating Activities
Net earnings (loss)	$549	$148	$375	$296
Depreciation, depletion and amortization	550	545	1,630	1,646
Impairments	-	141	1,485	871
Accretion of asset retirement obligation	7	7	21	21
Deferred income taxes	170	30	21	19
Unrealized (gain) loss on risk management	(59)	20	(196)	12
Unrealized foreign exchange (gain) loss	(1)	(2)	27	(45)
Foreign exchange (gain) loss on settlements	1	-	2	(41)
(Gain) loss on divestitures, net	-	-	337	-
Other	26	6	36	33
Net change in other assets and liabilities	(12)	(7)	(30)	(29)
Net change in non-cash working capital	(161)	(76)	50	(85)
Cash From (Used in) Operating Activities	1,070	812	3,758	2,698

Investing Activities
Capital expenditures	(563)	(544)	(1,742)	(1,682)
Acquisitions	(457)	31	(478)	(2,282)
Corporate acquisition, net of cash acquired	-	-	(1,192)	-
Proceeds from divestitures	2	26	2,831	1,922
Net change in investments and other	8	34	52	136
Cash From (Used in) Investing Activities	(1,010)	(453)	(529)	(1,906)

Financing Activities
Net issuance (repayment) of revolving debt	-	(121)	(580)	360
Issuance of debt under the Term Credit Agreement	-	-	1,151	-
Repayment of debt under the Term Credit Agreement	-	-	(1,151)	-
Repayment of long-term debt	(112)	-	(1,291)	(600)
Purchase of shares of common stock	(386)	(160)	(815)	(307)
Dividends on shares of common stock	(81)	(77)	(250)	(232)
Other	(1)	-	(148)	(21)
Cash From (Used in) Financing Activities	(580)	(358)	(3,084)	(800)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	(4)	4	(4)	(9)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(524)	5	141	(17)
Cash, Cash Equivalents and Restricted Cash, Beginning of Period	700	20	35	42
Cash, Cash Equivalents and Restricted Cash, End of Period	$176	$25	$176	$25

Cash, End of Period	$22	$15	$22	$15
Cash Equivalents, End of Period	154	10	154	10
Restricted Cash, End of Period	-	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$176	$25	$176	$25

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended September 30, 2026

U.S. Dollar / U.S. Protocol

Third quarter report

for the period ended September 30, 2026

Supplemental Financial Information (unaudited)

Financial Results

	2026				2025
(US$ millions, unless otherwise specified)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Net Earnings (Loss)	375	549	456	(630)	1,242	946	296	148	307	(159)

Per share - basic (1)	1.37	2.01	1.63	(2.35)	4.83	3.73	1.14	0.58	1.19	(0.61)
Per share - diluted (1)	1.36	1.99	1.62	(2.35)	4.78	3.70	1.13	0.57	1.18	(0.61)

Non-GAAP Adjusted Earnings (2)	1,564	536	491	537	1,257	355	902	267	265	370

Per share - basic (1)	5.71	1.96	1.75	2.00	4.89	1.40	3.49	1.04	1.02	1.42
Per share - diluted (1)	5.66	1.95	1.74	2.00	4.84	1.39	3.46	1.03	1.02	1.42

Non-GAAP Cash Flow (3)	3,738	1,243	1,256	1,239	3,785	973	2,812	895	913	1,004

Per share - basic (1)	13.65	4.55	4.49	4.62	14.72	3.84	10.87	3.49	3.53	3.86
Per share - diluted (1)	13.52	4.51	4.46	4.62	14.57	3.81	10.78	3.47	3.51	3.86

Foreign Exchange Rates (C$ per US$1)
Average	1.385	1.399	1.384	1.372	1.398	1.395	1.399	1.377	1.384	1.435
Period end	1.419	1.419	1.421	1.394	1.371	1.371	1.392	1.392	1.364	1.438

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	516	804	539	(827)	770	372	398	192	399	(193)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	196	59	190	(53)	6	18	(12)	(20)	54	(46)
Impairments	(1,485)	-	-	(1,485)	(920)	(49)	(871)	(141)	-	(730)
Non-operating foreign exchange gain (loss)	(28)	1	(31)	2	85	(1)	86	2	(3)	87
Gain (loss) on divestitures	(337)	-	(337)	-	-	-	-	-	-	-
Adjusted Earnings (Loss) Before Income Tax	2,170	744	717	709	1,599	404	1,195	351	348	496
Income tax expense (recovery) (4)	606	208	226	172	342	49	293	84	83	126

Non-GAAP Adjusted Earnings (2)	1,564	536	491	537	1,257	355	902	267	265	370

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	3,758	1,070	1,632	1,056	3,652	954	2,698	812	1,013	873
(Add back) Deduct:
Net change in other assets and liabilities	(30)	(12)	(4)	(14)	(40)	(11)	(29)	(7)	(11)	(11)
Net change in non-cash working capital	50	(161)	380	(169)	(93)	(8)	(85)	(76)	111	(120)

Non-GAAP Cash Flow (3)	3,738	1,243	1,256	1,239	3,785	973	2,812	895	913	1,004

(1)	Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

		2026			2025
(millions)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	273.8	273.2	280.0	268.2	257.2	253.3	258.6	256.2	259.0	260.4

Diluted	276.4	275.4	281.9	268.2	259.7	255.6	260.8	258.1	260.1	260.4
(2)

Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.

(3)	Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.
(4)

Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2025 - 21.75 percent and 23.7 percent, respectively).

Financial Metrics
	2026				2025
	Year-to- date				Year

Debt to Capitalization	24%				32%
Debt to Adjusted Capitalization (1)	16%				22%
Debt to EBITDA (1)	1.0x				1.6x
Debt to Adjusted EBITDA (1)	0.7x				1.2x

(1)

Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2026				2025
(average)	% of Oil & NGLs	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)	43	128.6	121.2	123.0	141.8	142.7	140.9	143.3	137.6	142.0	150.5
NGLs - Plant Condensate (Mbbls/d)	28	82.9	82.5	82.8	83.5	66.7	67.8	66.3	74.2	69.2	55.2
Oil & Plant Condensate (Mbbls/d)	71	211.5	203.7	205.8	225.3	209.4	208.7	209.6	211.8	211.2	205.7
Butane (Mbbls/d)	8	23.6	22.6	22.3	26.1	23.2	23.7	23.0	23.6	23.3	22.2
Propane (Mbbls/d)	11	34.4	32.6	31.7	39.1	36.0	37.0	35.7	37.4	36.3	33.1
Ethane (Mbbls/d)	10	30.3	28.0	28.4	34.4	35.6	36.5	35.3	36.7	35.9	33.4
NGLs - Other (Mbbls/d)	29	88.3	83.2	82.4	99.6	94.8	97.2	94.0	97.7	95.5	88.7
Oil & NGLs (Mbbls/d)	100	299.8	286.9	288.2	324.9	304.2	305.9	303.6	309.5	306.7	294.4

Natural Gas (MMcf/d)		2,048	2,062	1,959	2,124	1,862	1,905	1,847	1,925	1,851	1,764

Total (MBOE/d)		641.2	630.6	614.6	678.9	614.5	623.4	611.5	630.4	615.3	588.3

Production Volumes by Segment

	2026				2025
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	127.9	120.0	122.6	141.2	142.3	140.4	142.9	137.0	141.6	150.3
Canadian Operations	0.7	1.2	0.4	0.6	0.4	0.5	0.4	0.6	0.4	0.2
	128.6	121.2	123.0	141.8	142.7	140.9	143.3	137.6	142.0	150.5

NGLs - Plant Condensate (Mbbls/d)
USA Operations	8.5	7.2	7.2	11.3	11.3	11.7	11.1	11.7	11.4	10.3
Canadian Operations	74.4	75.3	75.6	72.2	55.4	56.1	55.2	62.5	57.8	44.9
	82.9	82.5	82.8	83.5	66.7	67.8	66.3	74.2	69.2	55.2

Oil & Plant Condensate (Mbbls/d)
USA Operations	136.4	127.2	129.8	152.5	153.6	152.1	154.0	148.7	153.0	160.6
Canadian Operations	75.1	76.5	76.0	72.8	55.8	56.6	55.6	63.1	58.2	45.1
	211.5	203.7	205.8	225.3	209.4	208.7	209.6	211.8	211.2	205.7

NGLs - Other (Mbbls/d)
USA Operations	61.7	55.0	55.6	74.8	76.0	78.8	75.1	77.9	76.8	70.4
Canadian Operations	26.6	28.2	26.8	24.8	18.8	18.4	18.9	19.8	18.7	18.3
	88.3	83.2	82.4	99.6	94.8	97.2	94.0	97.7	95.5	88.7

NGLs - Total (Mbbls/d)
USA Operations	70.2	62.2	62.8	86.1	87.3	90.5	86.2	89.6	88.2	80.7
Canadian Operations	101.0	103.5	102.4	97.0	74.2	74.5	74.1	82.3	76.5	63.2
	171.2	165.7	165.2	183.1	161.5	165.0	160.3	171.9	164.7	143.9

Oil & NGLs (Mbbls/d)
USA Operations	198.1	182.2	185.4	227.3	229.6	230.9	229.1	226.6	229.8	231.0
Canadian Operations	101.7	104.7	102.8	97.6	74.6	75.0	74.5	82.9	76.9	63.4
	299.8	286.9	288.2	324.9	304.2	305.9	303.6	309.5	306.7	294.4

Natural Gas (MMcf/d)
USA Operations	388	319	329	520	515	528	510	512	508	510
Canadian Operations	1,660	1,743	1,630	1,604	1,347	1,377	1,337	1,413	1,343	1,254
	2,048	2,062	1,959	2,124	1,862	1,905	1,847	1,925	1,851	1,764

Total (MBOE/d)
USA Operations	262.9	235.4	240.2	314.0	315.3	318.8	314.2	311.9	314.7	315.9
Canadian Operations	378.3	395.2	374.4	364.9	299.2	304.6	297.3	318.5	300.6	272.4
	641.2	630.6	614.6	678.9	614.5	623.4	611.5	630.4	615.3	588.3

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2026				2025
(US$ millions)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	3,003	956	1,124	923	3,413	772	2,641	835	831	975
NGLs (2)	454	149	143	162	693	162	531	164	177	190
Natural Gas (3)	199	57	1	141	447	102	345	96	104	145
	3,656	1,162	1,268	1,226	4,553	1,036	3,517	1,095	1,112	1,310
Realized Gains (Losses) on Risk Management (4)
Oil	(196)	(70)	(103)	(23)	40	27	13	4	9	-
NGLs (2)	-	-	-	-	8	5	3	3	-	-
Natural Gas	(3)	(3)	-	-	3	1	2	2	-	-
	(199)	(73)	(103)	(23)	51	33	18	9	9	-

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	16	9	2	5	10	3	7	3	2	2
NGLs (2)	1,875	633	719	523	1,422	329	1,093	403	367	323
Natural Gas (3)	1,171	407	304	460	1,159	337	822	221	274	327
	3,062	1,049	1,025	988	2,591	669	1,922	627	643	652
Realized Gains (Losses) on Risk Management (4)
Oil	-	-	-	-	-	-	-	-	-	-
NGLs (2)	(29)	(9)	(15)	(5)	-	-	-	-	-	-
Natural Gas	118	50	50	18	115	24	91	37	24	30
	89	41	35	13	115	24	91	37	24	30

(1)
Excludes other revenues with no associated production volumes.
(2)
Includes plant condensate.
(3)
Includes by-product revenues.
(4)
Excludes realized gains or losses from foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1) (2)

	2026				2025
(US$/BOE)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Total USA Operations Netback
Price	50.94	53.63	58.01	43.41	39.54	35.32	40.99	38.17	38.81	46.02
Production, mineral and other taxes	2.73	2.49	3.22	2.53	2.30	1.67	2.52	2.29	2.36	2.91
Transportation and processing	3.93	3.55	4.12	4.08	3.91	3.96	3.89	3.74	4.01	3.92
Operating	6.21	6.37	6.09	6.20	6.01	6.00	6.02	6.07	6.03	5.97
Netback	38.07	41.22	44.58	30.60	27.32	23.69	28.56	26.07	26.41	33.22

Total Canadian Operations Netback
Price	29.65	28.85	30.10	30.06	23.73	23.92	23.66	21.39	23.47	26.59
Production, mineral and other taxes	0.23	0.16	0.28	0.24	0.19	0.17	0.19	0.20	0.21	0.16
Transportation and processing	11.40	10.84	12.89	10.49	11.31	11.14	11.37	11.35	11.40	11.37
Operating	1.56	1.69	1.42	1.56	1.48	1.50	1.47	1.39	1.56	1.46
Netback	16.46	16.16	15.51	17.77	10.75	11.11	10.63	8.45	10.30	13.60

Total Operations Netback
Price	38.38	38.10	41.00	36.24	31.85	29.75	32.57	29.69	31.32	37.03
Production, mineral and other taxes	1.25	1.03	1.43	1.30	1.27	0.94	1.39	1.24	1.31	1.64
Transportation and processing	8.34	8.12	9.47	7.53	7.51	7.47	7.53	7.59	7.62	7.36
Operating	3.47	3.43	3.25	3.71	3.80	3.80	3.81	3.71	3.84	3.89
Netback	25.32	25.52	26.85	23.70	19.27	17.54	19.84	17.15	18.55	24.14

(1)
Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.
(2)
Includes by-product revenues.

Other Per-Unit Results

	2026				2025
(US$/BOE)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Administrative Expense (1)	1.90	1.62	2.25	1.84	1.48	1.47	1.48	1.34	1.37	1.75
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, Transaction and Legal Costs (1) (2)	1.28	1.25	1.28	1.31	1.26	1.32	1.23	1.17	1.19	1.36

(1)
Additional information on administrative expenses can be found in the Results of Operations section of Management’s Discussion and Analysis included in Part I, Item 2 of Ovintiv’s Quarterly Report on Form 10-Q.
(2)
Transaction costs refer to costs primarily incurred to facilitate the NuVista Acquisition as defined in Note 9 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2026				2025
(US$)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	86.03	86.57	100.78	72.62	65.66	59.82	67.59	66.23	64.50	71.79
Canadian Operations	78.21	82.41	75.39	71.82	63.17	57.79	65.37	64.35	63.42	71.46
Total Operations	85.99	86.53	100.69	72.62	65.65	59.81	67.58	66.22	64.50	71.79

NGLs - Plant Condensate Price ($/bbl)
USA Operations	67.67	74.31	77.39	57.10	50.99	46.21	52.69	49.67	50.76	58.35
Canadian Operations	83.26	83.27	94.20	71.66	62.22	56.47	64.19	62.81	62.76	68.02
Total Operations	81.66	82.48	92.75	69.69	60.32	54.69	62.26	60.73	60.79	66.22

Oil & Plant Condensate Price ($/bbl)
USA Operations	84.88	85.87	99.49	71.47	64.58	58.77	66.51	64.92	63.48	70.93
Canadian Operations	83.21	83.25	94.10	71.66	62.23	56.48	64.20	62.82	62.77	68.04
Total Operations	84.29	84.89	97.50	71.53	63.95	58.15	65.90	64.30	63.28	70.30

NGLs - Other Price ($/bbl)
USA Operations	17.55	19.59	18.19	15.54	17.40	15.43	18.10	15.46	17.52	21.70
Canadian Operations	25.35	21.56	28.90	25.90	23.94	23.02	24.24	22.62	21.44	28.92
Total Operations	19.90	20.26	21.67	18.12	18.70	16.87	19.34	16.91	18.28	23.21

NGLs - Total Price ($/bbl)
USA Operations	23.63	25.92	24.94	20.98	21.75	19.43	22.57	19.93	21.81	26.40
Canadian Operations	68.02	66.47	77.15	59.97	52.53	48.21	53.99	53.16	52.68	56.71
Total Operations	49.81	51.24	57.30	41.64	35.88	32.42	37.08	35.83	36.14	39.71

Oil & NGLs Price ($/bbl)
USA Operations	63.90	65.87	75.10	53.06	48.97	43.98	50.66	47.92	48.11	55.97
Canadian Operations	68.10	66.65	77.14	60.05	52.59	48.27	54.05	53.24	52.73	56.76
Total Operations	65.33	66.15	75.83	55.16	49.86	45.04	51.49	49.34	49.27	56.14

Natural Gas Price ($/Mcf) (1)
USA Operations	1.88	1.94	0.03	3.03	2.38	2.10	2.48	2.04	2.26	3.15
Canadian Operations	2.58	2.54	2.05	3.19	2.36	2.66	2.25	1.70	2.24	2.91
Total Operations	2.45	2.45	1.71	3.14	2.36	2.50	2.32	1.79	2.24	2.98

Total Price ($/BOE) (1)
USA Operations	50.94	53.63	58.01	43.41	39.54	35.32	40.99	38.17	38.81	46.02
Canadian Operations	29.65	28.85	30.10	30.06	23.73	23.92	23.66	21.39	23.47	26.59
Total Operations	38.38	38.10	41.00	36.24	31.85	29.75	32.57	29.69	31.32	37.03
(1)
Includes by-product revenues.

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Impact of Realized Gains (Losses) on Risk Management

	2026				2025
(US$)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	(5.61)	(6.32)	(9.20)	(1.84)	0.77	2.09	0.34	0.29	0.73	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(5.58)	(6.26)	(9.16)	(1.84)	0.77	2.08	0.34	0.29	0.73	-

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	(1.42)	(1.28)	(2.20)	(0.74)	-	-	-	-	-	-
Total Operations	(1.27)	(1.17)	(2.01)	(0.63)	-	-	-	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	(5.25)	(5.95)	(8.69)	(1.70)	0.72	1.93	0.32	0.27	0.67	-
Canadian Operations	(1.41)	(1.26)	(2.18)	(0.74)	-	-	-	-	-	-
Total Operations	(3.90)	(4.20)	(6.28)	(1.39)	0.53	1.40	0.23	0.19	0.49	-

NGLs - Other ($/bbl)
USA Operations	-	-	-	-	0.30	0.71	0.16	0.39	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	-	-	-	-	0.24	0.57	0.12	0.31	-	-

NGLs - Total ($/bbl)
USA Operations	-	-	-	-	0.26	0.61	0.13	0.34	-	-
Canadian Operations	(1.05)	(0.93)	(1.63)	(0.55)	-	-	-	-	-	-
Total Operations	(0.64)	(0.58)	(1.01)	(0.29)	0.15	0.34	0.08	0.18	-	-

Oil & NGLs ($/bbl)
USA Operations	(3.61)	(4.16)	(6.08)	(1.14)	0.58	1.52	0.26	0.31	0.47	-
Canadian Operations	(1.04)	(0.92)	(1.61)	(0.55)	-	-	-	-	-	-
Total Operations	(2.76)	(2.97)	(4.49)	(0.96)	0.43	1.14	0.20	0.23	0.35	-

Natural Gas ($/Mcf)
USA Operations	(0.03)	(0.07)	-	-	0.02	0.02	0.01	0.04	-	-
Canadian Operations	0.26	0.31	0.33	0.12	0.23	0.19	0.25	0.29	0.20	0.26
Total Operations	0.20	0.25	0.28	0.10	0.18	0.15	0.18	0.22	0.14	0.18

Total ($/BOE)
USA Operations	(2.76)	(3.31)	(4.68)	(0.81)	0.45	1.14	0.21	0.28	0.34	-
Canadian Operations	0.85	1.11	1.04	0.41	1.05	0.83	1.12	1.28	0.87	1.22
Total Operations	(0.63)	(0.54)	(1.21)	(0.16)	0.74	0.99	0.65	0.79	0.59	0.56

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2026				2025
(US$)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	80.42	80.25	91.58	70.78	66.43	61.91	67.93	66.52	65.23	71.79
Canadian Operations	78.21	82.41	75.39	71.82	63.17	57.79	65.37	64.35	63.42	71.46
Total Operations	80.41	80.27	91.53	70.78	66.42	61.89	67.92	66.51	65.23	71.79

NGLs - Plant Condensate Price ($/bbl)
USA Operations	67.67	74.31	77.39	57.10	50.99	46.21	52.69	49.67	50.76	58.35
Canadian Operations	81.84	81.99	92.00	70.92	62.22	56.47	64.19	62.81	62.76	68.02
Total Operations	80.39	81.31	90.74	69.06	60.32	54.69	62.26	60.73	60.79	66.22

Oil & Plant Condensate Price ($/bbl)
USA Operations	79.63	79.92	90.80	69.77	65.30	60.70	66.83	65.19	64.15	70.93
Canadian Operations	81.80	81.99	91.92	70.92	62.23	56.48	64.20	62.82	62.77	68.04
Total Operations	80.39	80.69	91.22	70.14	64.48	59.55	66.13	64.49	63.77	70.30

NGLs - Other Price ($/bbl)
USA Operations	17.55	19.59	18.19	15.54	17.70	16.14	18.26	15.85	17.52	21.70
Canadian Operations	25.35	21.56	28.90	25.90	23.94	23.02	24.24	22.62	21.44	28.92
Total Operations	19.90	20.26	21.67	18.12	18.94	17.44	19.46	17.22	18.28	23.21

NGLs - Total Price ($/bbl)
USA Operations	23.63	25.92	24.94	20.98	22.01	20.04	22.70	20.27	21.81	26.40
Canadian Operations	66.97	65.54	75.52	59.42	52.53	48.21	53.99	53.16	52.68	56.71
Total Operations	49.17	50.66	56.29	41.35	36.03	32.76	37.16	36.01	36.14	39.71

Oil & NGLs Price ($/bbl)
USA Operations	60.29	61.71	69.02	51.92	49.55	45.50	50.92	48.23	48.58	55.97
Canadian Operations	67.06	65.73	75.53	59.50	52.59	48.27	54.05	53.24	52.73	56.76
Total Operations	62.57	63.18	71.34	54.20	50.29	46.18	51.69	49.57	49.62	56.14

Natural Gas Price ($/Mcf) (1)
USA Operations	1.85	1.87	0.03	3.03	2.40	2.12	2.49	2.08	2.26	3.15
Canadian Operations	2.84	2.85	2.38	3.31	2.59	2.85	2.50	1.99	2.44	3.17
Total Operations	2.65	2.70	1.99	3.24	2.54	2.65	2.50	2.01	2.38	3.16

Total Price ($/BOE) (1)
USA Operations	48.18	50.32	53.33	42.60	39.99	36.46	41.20	38.45	39.15	46.02
Canadian Operations	30.50	29.96	31.14	30.47	24.78	24.75	24.78	22.67	24.34	27.81
Total Operations	37.75	37.56	39.79	36.08	32.59	30.74	33.22	30.48	31.91	37.59

Total Netback ($/BOE) (1)
USA Operations	35.31	37.91	39.90	29.79	27.77	24.83	28.77	26.35	26.75	33.22
Canadian Operations	17.31	17.27	16.55	18.18	11.80	11.94	11.75	9.73	11.17	14.82
Total Operations	24.69	24.98	25.64	23.54	20.01	18.53	20.49	17.94	19.14	24.70
(1)
Includes by-product revenues.

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2026				2025
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	120.0	120.0	120.5	119.5	118.6	116.6	119.3	113.8	118.3	126.0
Anadarko (1)	7.7	-	2.0	21.4	22.2	23.7	21.8	23.1	23.2	18.9
Other (2)	0.2	-	0.1	0.3	1.5	0.1	1.8	0.1	0.1	5.4
Total USA Operations	127.9	120.0	122.6	141.2	142.3	140.4	142.9	137.0	141.6	150.3

Canadian Operations
Montney	0.7	1.2	0.4	0.6	0.4	0.5	0.4	0.6	0.4	0.2
Other (2)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.7	1.2	0.4	0.6	0.4	0.5	0.4	0.6	0.4	0.2

Total	128.6	121.2	123.0	141.8	142.7	140.9	143.3	137.6	142.0	150.5

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	6.6	7.2	6.8	6.0	5.9	6.0	5.8	6.0	6.1	5.3
Anadarko (1)	1.9	-	0.4	5.3	5.4	5.7	5.3	5.7	5.3	4.9
Other (2)	-	-	-	-	-	-	-	-	-	0.1
Total USA Operations	8.5	7.2	7.2	11.3	11.3	11.7	11.1	11.7	11.4	10.3

Canadian Operations
Montney	74.4	75.3	75.6	72.1	55.3	56.1	55.1	62.5	57.7	44.6
Other (2)	-	-	-	0.1	0.1	-	0.1	-	0.1	0.3
Total Canadian Operations	74.4	75.3	75.6	72.2	55.4	56.1	55.2	62.5	57.8	44.9

Total	82.9	82.5	82.8	83.5	66.7	67.8	66.3	74.2	69.2	55.2

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	126.6	127.2	127.3	125.5	124.5	122.6	125.1	119.8	124.4	131.3
Anadarko (1)	9.6	-	2.4	26.7	27.6	29.4	27.1	28.8	28.5	23.8
Other (2)	0.2	-	0.1	0.3	1.5	0.1	1.8	0.1	0.1	5.5
Total USA Operations	136.4	127.2	129.8	152.5	153.6	152.1	154.0	148.7	153.0	160.6

Canadian Operations
Montney	75.1	76.5	76.0	72.7	55.7	56.6	55.5	63.1	58.1	44.8
Other (2)	-	-	-	0.1	0.1	-	0.1	-	0.1	0.3
Total Canadian Operations	75.1	76.5	76.0	72.8	55.8	56.6	55.6	63.1	58.2	45.1

Total	211.5	203.7	205.8	225.3	209.4	208.7	209.6	211.8	211.2	205.7

(1)
Production volumes associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026				2025
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	52.1	55.0	52.8	48.6	46.6	49.7	45.6	45.9	46.3	44.5
Anadarko (1)	9.6	-	2.8	26.2	29.3	29.1	29.4	32.0	30.6	25.7
Other (2)	-	-	-	-	0.1	-	0.1	-	(0.1)	0.2
Total USA Operations	61.7	55.0	55.6	74.8	76.0	78.8	75.1	77.9	76.8	70.4

Canadian Operations
Montney	26.6	28.2	26.8	24.8	18.8	18.4	18.9	19.8	18.7	18.3
Other (2)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	26.6	28.2	26.8	24.8	18.8	18.4	18.9	19.8	18.7	18.3

Total	88.3	83.2	82.4	99.6	94.8	97.2	94.0	97.7	95.5	88.7

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	58.7	62.2	59.6	54.6	52.5	55.7	51.4	51.9	52.4	49.8
Anadarko (1)	11.5	-	3.2	31.5	34.7	34.8	34.7	37.7	35.9	30.6
Other (2)	-	-	-	-	0.1	-	0.1	-	(0.1)	0.3
Total USA Operations	70.2	62.2	62.8	86.1	87.3	90.5	86.2	89.6	88.2	80.7

Canadian Operations
Montney	101.0	103.5	102.4	96.9	74.1	74.5	74.0	82.3	76.4	62.9
Other (2)	-	-	-	0.1	0.1	-	0.1	-	0.1	0.3
Total Canadian Operations	101.0	103.5	102.4	97.0	74.2	74.5	74.1	82.3	76.5	63.2

Total	171.2	165.7	165.2	183.1	161.5	165.0	160.3	171.9	164.7	143.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	178.7	182.2	180.1	174.1	171.1	172.3	170.7	165.7	170.7	175.8
Anadarko (1)	19.2	-	5.2	52.9	56.9	58.5	56.5	60.8	59.1	49.5
Other (2)	0.2	-	0.1	0.3	1.6	0.1	1.9	0.1	-	5.7
Total USA Operations	198.1	182.2	185.4	227.3	229.6	230.9	229.1	226.6	229.8	231.0

Canadian Operations
Montney	101.7	104.7	102.8	97.5	74.5	75.0	74.4	82.9	76.8	63.1
Other (2)	-	-	-	0.1	0.1	-	0.1	-	0.1	0.3
Total Canadian Operations	101.7	104.7	102.8	97.6	74.6	75.0	74.5	82.9	76.9	63.4

Total	299.8	286.9	288.2	324.9	304.2	305.9	303.6	309.5	306.7	294.4

(1)
Production volumes associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026				2025
(average)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	301	318	306	281	265	279	259	267	263	248
Anadarko (1)	86	-	22	238	246	248	246	245	245	247
Other (2)	1	1	1	1	4	1	5	-	-	15
Total USA Operations	388	319	329	520	515	528	510	512	508	510

Canadian Operations
Montney	1,659	1,740	1,630	1,603	1,346	1,377	1,335	1,413	1,342	1,251
Other (2)	1	3	-	1	1	-	2	-	1	3
Total Canadian Operations	1,660	1,743	1,630	1,604	1,347	1,377	1,337	1,413	1,343	1,254

Total	2,048	2,062	1,959	2,124	1,862	1,905	1,847	1,925	1,851	1,764

Total Production (MBOE/d)

USA Operations
Permian	229.0	235.1	231.0	220.9	215.2	218.9	214.0	210.2	214.5	217.1
Anadarko (1)	33.6	0.1	8.9	92.5	98.0	99.7	97.4	101.6	99.9	90.7
Other (2)	0.3	0.2	0.3	0.6	2.1	0.2	2.8	0.1	0.3	8.1
Total USA Operations	262.9	235.4	240.2	314.0	315.3	318.8	314.2	311.9	314.7	315.9

Canadian Operations
Montney	378.0	394.7	374.3	364.6	298.9	304.5	296.9	318.4	300.3	271.6
Other (2)	0.3	0.5	0.1	0.3	0.3	0.1	0.4	0.1	0.3	0.8
Total Canadian Operations	378.3	395.2	374.4	364.9	299.2	304.6	297.3	318.5	300.6	272.4

Total	641.2	630.6	614.6	678.9	614.5	623.4	611.5	630.4	615.3	588.3

(1)
Production volumes associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025. Canadian Other Operations primarily included natural gas volumes in Horn River until the asset was divested on January 31, 2025.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026				2025
(US$ millions)	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	980	333	305	342	1,136	265	871	298	246	327
Anadarko (1)	50	-	3	47	270	20	250	90	77	83
Other (2)	2	-	1	1	24	3	21	2	1	18
Total USA Operations	1,032	333	309	390	1,430	288	1,142	390	324	428

Canadian Operations
Montney	612	198	236	178	583	147	436	119	166	151
Other (2)	3	-	-	3	1	-	1	-	(1)	2
Total Canadian Operations	615	198	236	181	584	147	437	119	165	153

Total Capital Expenditures, Excluding Capitalized Internal Costs	1,647	531	545	571	2,014	435	1,579	509	489	581

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	69	23	22	24	83	20	63	21	19	23
Anadarko (1)	3	-	-	3	23	6	17	5	6	6
Other (2)	-	-	-	-	1	(1)	2	-	1	1
Total USA Operations	72	23	22	27	107	25	82	26	26	30

Canadian Operations
Montney	19	7	6	6	22	5	17	7	5	5
Other (2)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	19	7	6	6	22	5	17	7	5	5

Total Capitalized Directly Attributable Internal Costs	91	30	28	33	129	30	99	33	31	35

Total Capital Expenditures

USA Operations
Permian	1,049	356	327	366	1,219	285	934	319	265	350
Anadarko (1)	53	-	3	50	293	26	267	95	83	89
Other (2)	2	-	1	1	25	2	23	2	2	19
Total USA Operations	1,104	356	331	417	1,537	313	1,224	416	350	458

Canadian Operations
Montney	631	205	242	184	605	152	453	126	171	156
Other (2)	3	-	-	3	1	-	1	-	(1)	2
Total Canadian Operations	634	205	242	187	606	152	454	126	170	158

Corporate & Other	4	2	1	1	4	-	4	2	1	1
Total Capital Expenditures	1,742	563	574	605	2,147	465	1,682	544	521	617
Net Acquisitions & (Divestitures)	(2,353)	455	(2,808)	-	610	250	360	(57)	(9)	426
Net Capital Investment	(611)	1,018	(2,234)	605	2,757	715	2,042	487	512	1,043

(1)
Capital expenditures associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Third quarter report

for the period ended September 30, 2026

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2026				2025
	Year-to- date	Q3	Q2	Q1	Year	Q4	Q3 Year- to-Date	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	100	35	35	30	117	30	87	30	21	36
Anadarko (1)	4	-	1	3	33	4	29	7	15	7
Other (2)	-	-	-	-	1	-	1	-	-	1
Total USA Operations	104	35	36	33	151	34	117	37	36	44

Canadian Operations
Montney	94	32	33	29	80	20	60	20	19	21
Total Canadian Operations	94	32	33	29	80	20	60	20	19	21

Total	198	67	69	62	231	54	177	57	55	65

Completions Activity (net wells on production)

USA Operations
Permian	103	31	38	34	136	30	106	30	23	53
Anadarko (1)	6	-	-	6	37	2	35	14	11	10
Total USA Operations	109	31	38	40	173	32	141	44	34	63

Canadian Operations
Montney	94	28	40	26	96	20	76	19	39	18
Total Canadian Operations	94	28	40	26	96	20	76	19	39	18

Total	203	59	78	66	269	52	217	63	73	81

(1)
Net wells drilled and net wells on production associated with Anadarko were included until the asset was divested on April 9, 2026.
(2)
Other Operations includes net wells drilled in plays that are not part of the Company’s current focus. Net wells drilled associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended September 30, 2026

U.S. Dollar / U.S. Protocol

For the period ended September 30, 2026

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q3 2026	YTD 2026

Cash From (Used in) Operating Activities	$1,070	$3,758
Deduct (Add back):
Net change in other assets and liabilities	(12)	(30)
Net change in non-cash working capital	(161)	50
Non-GAAP Cash Flow	$1,243	$3,738

Per Share - Basic	$4.55	$13.65
Per Share - Diluted	4.51	13.52

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,243	$3,738
Deduct:
Capital expenditures	563	1,742
Non-GAAP Free Cash Flow	$680	$1,996

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, valuation allowances and the effect of non-recurring discrete transactions are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q3 2026	YTD 2026

Net Earnings (Loss) Before Income Tax	$804	$516
Before-tax (Addition) Deduction:
Unrealized gains (losses) on risk management	59	196
Impairments	-	(1,485)
Non-operating foreign exchange gain (loss)	1	(28)
Gain (loss) on divestitures	-	(337)
Adjusted Earnings (Loss) Before Income Tax	744	2,170
Income tax expense (recovery)	208	606
Non-GAAP Adjusted Earnings	$536	$1,564

Per Share - Basic	$1.96	$5.71
Per Share - Diluted	1.95	5.66

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2026

Long-Term Debt, Including Current Portion	$3,588
Total Shareholders’ Equity	11,603
Capitalization	$15,191

Debt to Capitalization	24%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011, in conjunction with the Company’s January 1, 2012, adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2026

Long-Term Debt, Including Current Portion	$3,588
Total Shareholders’ Equity	11,603
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$22,937

Debt to Adjusted Capitalization	16%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Trailing 12- Months

Long-Term Debt, Including Current Portion					$3,588

Net Earnings (Loss)	$946	$(630)	$456	$549	$1,321
Add back (deduct):
Depreciation, depletion and amortization	533	561	519	550	2,163
Interest	93	104	100	75	372
Income tax expense (recovery)	(574)	(197)	83	255	(433)
EBITDA	$998	$(162)	$1,158	$1,429	$3,423

Debt to EBITDA (times)					1.0

	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Trailing 12- Months

Long-Term Debt, Including Current Portion					$3,588

Net Earnings (Loss)	$946	$(630)	$456	$549	$1,321
Add back (deduct):
Depreciation, depletion and amortization	533	561	519	550	2,163
Impairments	49	1,485	-	-	1,534
Accretion of asset retirement obligation	7	7	7	7	28
Interest	93	104	100	75	372
Unrealized (gains) losses on risk management	(18)	53	(190)	(59)	(214)
Foreign exchange (gain) loss, net	6	(2)	23	4	31
(Gain) loss on divestitures, net	-	-	337	-	337
Other (gains) losses, net	(35)	(29)	(5)	(6)	(75)
Income tax expense (recovery)	(574)	(197)	83	255	(433)
Adjusted EBITDA	$1,007	$1,352	$1,330	$1,375	$5,064

Debt to Adjusted EBITDA (times)					0.7

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt and Net Debt to Adjusted EBITDA - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents. Net Debt to Adjusted EBITDA is defined as Net Debt divided by Adjusted EBITDA, as previously defined.

Net Debt	YTD 2026

Long-Term Debt, Including Current Portion	$3,588
Less:
Cash and cash equivalents	176
Net Debt	$3,412

Adjusted EBITDA (trailing 12-months)	$5,064

Net Debt to Adjusted EBITDA (times)	0.7

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing and upstream operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2026				2025
(US$ millions)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2) (3)	3,656	1,162	1,268	1,226	4,553	1,036	1,095	1,112	1,310
Production, mineral and other taxes	196	54	71	71	265	49	66	67	83
Transportation and processing	282	77	90	115	450	116	108	114	112
Operating	446	137	133	176	692	177	173	173	169
	2,732	894	974	864	3,146	694	748	758	946
Canadian Operations
Upstream Product Revenue (2) (3)	3,062	1,049	1,025	988	2,591	669	627	643	652
Production, mineral and other taxes	23	5	10	8	21	5	6	6	4
Transportation and processing	1,178	394	439	345	1,235	312	332	312	279
Operating	162	63	48	51	161	41	42	42	36
	1,699	587	528	584	1,174	311	247	283	333
Total Operations
Upstream Product Revenue (2) (3)	6,718	2,211	2,293	2,214	7,144	1,705	1,722	1,755	1,962
Production, mineral and other taxes	219	59	81	79	286	54	72	73	87
Transportation and processing	1,460	471	529	460	1,685	428	440	426	391
Operating	608	200	181	227	853	218	215	215	205
	4,431	1,481	1,502	1,448	4,320	1,005	995	1,041	1,279

(1)	Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis.
(2)	Includes by-product revenues.
(3)	Excludes service revenues, certain other revenues with no associated production volumes, and the impact of realized gains and losses on risk management.

Sales Volumes (1)

	2026				2025
(BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	71,762,964	21,650,176	21,854,560	28,258,290	115,145,820	29,334,752	28,696,548	28,635,880	28,478,970
Canadian Operations	103,284,909	36,361,712	34,078,499	32,844,600	109,191,575	28,020,348	29,297,952	27,360,151	24,512,940
Total	175,047,873	58,011,888	55,933,059	61,102,890	224,337,395	57,355,100	57,994,500	55,996,031	52,991,910

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2026				2025
(US$/BOE)	Year-to- Date	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	50.95	53.67	58.02	43.39	39.54	35.32	38.16	38.83	46.00
Production, mineral and other taxes	2.73	2.49	3.25	2.51	2.30	1.67	2.30	2.34	2.91
Transportation and processing	3.93	3.56	4.12	4.07	3.91	3.95	3.76	3.98	3.93
Operating	6.21	6.33	6.09	6.23	6.01	6.03	6.03	6.04	5.93
Netback	38.07	41.29	44.57	30.58	27.32	23.66	26.07	26.47	33.22
Total Canadian Operations
Price	29.65	28.85	30.08	30.08	23.73	23.88	21.40	23.50	26.60
Production, mineral and other taxes	0.22	0.14	0.29	0.24	0.19	0.18	0.20	0.22	0.16
Transportation and processing	11.41	10.84	12.88	10.50	11.31	11.13	11.33	11.40	11.38
Operating	1.57	1.73	1.41	1.55	1.47	1.46	1.43	1.54	1.47
Netback	16.45	16.14	15.49	17.78	10.75	11.10	8.43	10.34	13.58
Total Operations
Price	38.38	38.11	41.00	36.23	31.84	29.73	29.69	31.34	37.02
Production, mineral and other taxes	1.25	1.02	1.45	1.29	1.27	0.94	1.24	1.30	1.64
Transportation and processing	8.34	8.12	9.46	7.53	7.51	7.46	7.59	7.61	7.38
Operating	3.47	3.45	3.24	3.72	3.80	3.80	3.71	3.84	3.87
Netback	25.31	25.53	26.85	23.70	19.26	17.52	17.16	18.59	24.14

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations